FILER:
         COMPANY DATA:
                  COMPANY CONFORMED NAME:          PACIFIC PREMIER BANCORP, INC.
                  CENTRAL INDEX KEY:               0001028918
                  STANDARD INDUSTRIAL
                  CLASSIFICATION:                  SAVINGS INSTITUTION,
                                                   FEDERALLY CHARTERED
                  IRS NUMBER:                      33-0743196
                  STATE OF INCORPORATION           DE
                  FISCAL YEAR END:                 1231

         FILING VALUES:
                  FORM TYPE:                       8-K
                  SEC ACT:                         1934 ACT
                  SEC FILE NUMBER:                 0-22193

         BUSINESS ADDRESS:
                  STREET 1:                        1600 SUNFLOWER AVE, 2nd FLOOR
                  CITY:                            COSTA MESA
                  STATE:                           CA
                  ZIP:                             92626
                  BUSINESS PHONE:                  144314000

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 26, 2004

                          PACIFIC PREMIER BANCORP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                     0-22193
                                     -------
                              (Commission File No.)
               DELAWARE                                    33-0743196
--------------------------------------------------------------------------------
(State or Other Jurisdiction of Incorporation) (IRS Employer Identification No.)


             1600 Sunflower Ave, Second Floor, Costa Mesa, CA 92626
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (714) 431-4000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  The following exhibit is included with this report:

         Exhibit 99.1 Press release announcement of the capital securities issuance.

Item 9. Other Events and Required FD Disclosure

        On March 26, 2004, Pacific Premier Bancorp, Inc. (the "Company") announced by press release its issuance of $10.0 million of trust preferred securities through its newly created subsidiary, PPBI Trust I. A copy of the press release is attached hereto as Exhibit 99.1.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   PACIFIC PREMIER BANCORP, INC.


Dated:  March 26, 2004                    By:      /s/ Steven R. Gardner
                                                   ---------------------
                                                   Steven R. Gardner
                                                   President/CEO/COO